Exhibit 32

CERTIFICATION UNDER

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alphatec Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terry M. Rich, President and Chief Executive Officer, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 10, 2017	/S/ Terry M. Rich
Terry M. Rich
President and Chief Executive Officer
(principal executive officer of the Company)

In connection with the Quarterly Report of Alphatec Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffery G. Black, Chief Financial Officer, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 10, 2017	/S/ Jeffrey G. Black
Jeffrey G. Black
Chief Financial Officer
(principal financial and accounting officer of the Company)